UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 26, 2010
APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

OHIO	1-2299	34-0117420

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Applied Plaza, Cleveland, Ohio 44115
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (216) 426-4000.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
     An annual meeting of the shareholders of Applied Industrial Technologies, Inc. was held on October 26, 2010. At that meeting, there were 42,418,166 shares of common stock entitled to vote. The shareholders voted on the matters submitted to the meeting as follows:
1.	Election of three persons to be directors of Class II for a term of three years:

		Shares as to Which
	Shares Voted for	Voting Authority	Broker
Name	Election	Withheld	Non-Votes
William G. Bares	37,147,355	548,543	2,467,087
L. Thomas Hiltz	37,174,272	521,626	2,467,087
Edith Kelly-Green	37,252,717	443,181	2,467,087
The terms of the Class I directors, including Thomas A. Commes, Peter A. Dorsman, J. Michael Moore, and Dr. Jerry Sue Thornton, and the Class III directors, including John F. Meier, David L. Pugh, and Peter C. Wallace, continued after the meeting.

2.	Ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as independent auditors for Applied Industrial technologies, Inc. for the fiscal year ending June 30, 2011.

Shares Voted for	Shares Voted against	Shares Abstained from
Ratification	Ratification	Voting
39,157,444	976,716	28,825

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC. (Registrant)
By:	/s/ Fred D. Bauer
Fred D. Bauer
Vice President-General Counsel & Secretary

Date: October 27, 2010